UNITED STATES

                SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C.

                            FORM 8-K/A

Pursuant to Section 13 or 15(d) of the Securities and Exchange
Act

                          March 19, 2002
                          --------------
                          Date of Report
                (Date of earliest event reported)

                        GSL HOLDINGS, INC.
                       -------------------
      (Exact name of registrant as specified in its charter)

British Virgin Islands      0-25167              None-N/A
----------------------      -------             --------------
(State or other         (Commission File       (IRS Employer
jurisdiction of             Number)             Identification
incorporation)                                    Number)

                      18563 Valley Boulevard
                   La Puente, California 91744
                   ----------------------------
             (Address of Principal Executive Offices)

                          (800) 864-9454
                          --------------
                 (Registrant's Telephone Number)

                     6171 Richmond, Suite 200
                       Houston, Texas 77057
                    -------------------------
   (Former Name or Former Address if changed since Last Report)
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                         EXPLANATORY NOTE

     On January 15, 2002, GSL HOLDINGS, INC., formerly BETHURUM LABORATORIES, LTD., a corporation organized under the laws of the British Virgin Islands, filed a Current Report on Form 8-K reporting the acquisition (the "Acquisition") by the company of all of the equity interest of Global Starlink Group, Inc., a corporation organized under the laws of the Cayman Islands. The date of execution of the Agreement and Plan of Reorganization was agreed to be December 21, 2001, which date was reported in the earlier filing of the Current Report on Form 8-K. One of the pre-conditions for the effectiveness of the agreement was that a wholly-owned asset of Global Starlink Group, identified as Coast Drapery Services, a Nevada corporation in active operation, would provide an audited statement indicating a level of income satisfactory to the parties to the acquisition. This audited statement has been delayed and was not available to the parties until March 19, 2002. This condition was described in paragraph 5 of the previous report.

Amended
 Item 1.  Changes in Control of Registrant
          --------------------------------

     (a) The December 21, 2001 effective date reported earlier has been postponed to March 19, 2002. The remainder of the information reported remains accurate for section (a).

     The principal terms of the "GSL Plan" are identical, although some of the events anticipated in the earlier report have occurred: the reverse split described in paragraph 2 has been effected, the change of officers and directors as set forth has occurred, and the debt due to the former officers has been reduced by payments of $200,000, such that only $150,000 remains outstanding, as set forth according to the obligations under existing promissory notes.

     All other items reported on the Form 8-K filed on January
15, 2002, remain accurate as stated therein, with the sole exception being the effective closing date and date of presentation of audited financials.

Amended
 Item 2.  Acquisition or Disposition of Assets.
          -------------------------------------

     See Item 1, Amended

Amended
Item 7.   Financial Statements, Pro Forma Financial Information
          and Exhibits
          -------------

     (a) Financial Statements of Businesses Acquired

     These financial Statements will be provided within 75 days from March 19, 2002.

     (b) Pro Forma Financial Information.

     These pro forma financial statements will be provided within 75 days from March 19, 2002.

     (c) Already provided in original Report.

     Pursuant to the requirements of the Securities and Exchange
Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 21, 2002                      GSL Holdings, Inc.

                                           /s/ Luis Chang
                                           Luis Chang
                                           President, CEO and
                                           Director